OFFICERS AND DIRECTORS

George R. Aylward, President, Chairman and Chief Executive Officer

Charles H. Brunie, Director

Wendy Luscombe, Director

James B. Rogers, Jr., Director

R. Keith Walton, Director

William H. Wright II, Director

Carlton Neel, Executive Vice President

David Dickerson, Senior Vice President

W. Patrick Bradley, Senior Vice President, Treasurer and Chief Financial Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Chief Compliance Officer and Vice President

Investment Adviser

Zweig Advisers LLC

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Dechert LLP

One International Place

40th Floor

Boston, MA 02110-2605

This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Q3-13

The Zweig Total

Return Fund, Inc.

Quarterly Report

September 30, 2013

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to pay 7% of the Fund’s net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular monthly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

The Fund has not distributed more than its income and net realized capital gains in the nine months ended September 30, 2013. Shareholders should note, however, that if the Fund’s aggregate investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in Section 19(a) notices of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for 2013 that tells you how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:
http://www.virtus.com/our-products/closed-end fund-details/ZTR

November 1, 2013

Dear Fellow Zweig Total Return Fund Shareholder:

I am pleased to share with you the manager’s report and commentary for the Zweig Total Return Fund, Inc. for the nine months ended September 30, 2013.

For this period, the fund’s net asset value (NAV) added 10.37%, including $0.758 in reinvested distributions. During the same period, the fund’s benchmark index, a composite consisting of equal parts of the S&P 500® Index(1) and the Barclays U.S. Government Bond Index(2), increased 8.53%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a gain of 19.79% for the S&P 500® Index and a 1.92% loss for the Barclays U.S. Government Bond Index. Over the period the fund’s average asset allocation was approximately 68% in equities and 31% in bonds, and 1% in cash.

On behalf of the investment professionals at Zweig Advisers LLC, I thank you for entrusting your assets to us. Should you have any questions or require support, please contact customer service at 1-800-272-2700 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chairman and

Chief Executive Officer

The Zweig Total Return

Fund, Inc.

(1)

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

THE ZWEIG TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

September 30, 2013

(Unaudited)

Asset Allocation as of September 30, 2013

The following table illustrates asset allocations within certain sectors as a percentage of total investments, net of securities sold short as of September 30, 2013.
Common Stocks	69%
U.S. Government Securities	21%
Foreign Government Securities	3%
Corporate Bonds	2%
Other (includes short-term investments)	5%

Total	100%

($ reported in thousands)

		Par	Value
INVESTMENTS
U.S. GOVERNMENT SECURITIES	21.3%
U.S. Treasury Inflation Indexed Bonds(3)
1.625%, 1/15/15(3)		$28,000	$35,402
2.000%, 1/15/16(3)		25,000	31,464
2.375%, 1/15/17(3)		31,000	39,827

Total U.S. Government Securities (Identified Cost $98,762)			106,693

FOREIGN GOVERNMENT SECURITIES	3.1%
Commonwealth of Australia Series 122 5.250%, 3/15/19		10,200	10,456
Republic of Singapore 3.625%, 7/1/14		6,000	4,901

Total Foreign Government Securities (Identified Cost $15,387)			15,357

CORPORATE BONDS	2.1%
INDUSTRIALS — 2.1%
CSX Corp. 6.250%, 3/15/18		4,000	4,686
Ingersoll-Rand Global Holding Co., Ltd. 6.875%, 8/15/18		4,814	5,707

Total Corporate Bonds (Identified Cost $8,431)			10,393

See notes to schedule of investments and securities sold short

		Number of Shares	Value
COMMON STOCKS	67.9%
CONSUMER DISCRETIONARY — 7.6%
Amazon.com, Inc.(2)		10,200	$3,189
Coach, Inc.		113,000	6,162
Comcast Corp. Class A		108,000	4,876
Darden Restaurants, Inc.(4)		95,000	4,397
Express, Inc.(2)		123,000	2,902
Ford Motor Co.		317,000	5,348
Goodyear Tire & Rubber Co. (The)(2)		153,000	3,435
Hasbro, Inc.		83,000	3,913
Lear Corp.		55,000	3,936

			38,158

CONSUMER STAPLES — 3.9%
Altria Group, Inc.		125,000	4,294
PepsiCo, Inc.		80,000	6,360
Safeway, Inc.		276,000	8,829

			19,483

ENERGY — 10.2%
Buckeye Partners LP(4)		66,000	4,325
Chevron Corp.		64,000	7,776
Continental Resources, Inc.(2)		34,000	3,647
Energy Transfer Partners LP(4)		85,000	4,426
Helmerich & Payne, Inc.		107,000	7,377
Schlumberger Ltd.		64,000	5,655
Tesoro Corp.		116,000	5,102
Total SA Sponsored ADR(4)		76,000	4,402
Valero Energy Corp.		158,000	5,396
WPX Energy, Inc.(2)		159,000	3,062

			51,168

FINANCIALS — 12.8%
Aflac, Inc.		95,000	5,889
BB&T Corp.		202,000	6,818
BlackRock, Inc.		19,900	5,385
Blackstone Group LP (The)		363,000	9,035
Fifth Third Bancorp		370,000	6,675
Goldman Sachs Group, Inc. (The)		26,000	4,113
HCP, Inc.(4)		105,000	4,300
JPMorgan Chase & Co.		144,000	7,443
Lincoln National Corp.		93,000	3,905
T. Rowe Price Group, Inc.		70,000	5,035
U.S. Bancorp		150,000	5,487

			64,085

See notes to schedule of investments and securities sold short

	Number of Shares	Value
HEALTH CARE — 5.7%
Abbott Laboratories	140,000	$4,647
Biogen Idec, Inc.(2)	13,500	3,250
Eli Lilly & Co.(4)	86,000	4,328
Gilead Sciences, Inc.(2)	51,000	3,205
Merck & Co., Inc.(4)	92,000	4,380
UnitedHealth Group, Inc.	67,000	4,798
Zimmer Holdings, Inc.	48,000	3,943

		28,551

INDUSTRIALS — 9.7%
Alaska Air Group, Inc.	48,000	3,006
Caterpillar, Inc.	73,000	6,086
Cummins, Inc.	41,000	5,447
Deere & Co.	66,000	5,372
Dover Corp.	54,000	4,851
General Electric Co.(4)	179,000	4,276
Lockheed Martin Corp.(4)	34,000	4,337
Parker Hannifin Corp.	51,000	5,545
Trinity Industries, Inc.	114,000	5,170
Union Pacific Corp.	28,000	4,349

		48,439

INFORMATION TECHNOLOGY — 10.6%
Apple, Inc.	20,000	9,535
Cisco Systems, Inc.	287,000	6,722
Citrix Systems, Inc.(2)	47,000	3,319
EMC Corp.	146,000	3,732
Google, Inc. Class A(2)	3,600	3,153
Intel Corp.(4)	185,000	4,240
Jabil Circuit, Inc.	215,000	4,661
MasterCard, Inc. Class A	5,200	3,498
NetApp, Inc.	125,000	5,327
QUALCOMM, Inc.	75,000	5,052
Texas Instruments, Inc.	95,000	3,826

		53,065

MATERIALS — 3.3%
CF Industries Holdings, Inc.	20,000	4,217
Du Pont (E.I.) de Nemours & Co.	73,000	4,275
Freeport-McMoRan Copper & Gold, Inc.	253,000	8,369

		16,861

TELECOMMUNICATION SERVICES — 3.2%
AT&T, Inc.(4)	128,000	4,329
CenturyLink, Inc.(4)	136,000	4,268

See notes to schedule of investments and securities sold short

		Number of Shares	Value
TELECOMMUNICATION SERVICES (CONTINUED)
Verizon Communications, Inc.		157,000	$7,325

			15,922

UTILITIES — 0.9%
AGL Resources, Inc.(4)		95,000	4,373

			4,373

Total Common Stocks (Identified Cost $288,440)			340,105

CLOSED END FUNDS — 0.8%
Templeton Dragon Fund, Inc.		161,000	4,191

Total Closed End Funds (Identified Cost $3,233)			4,191

Total Long Term Investments — 95.2% (Identified Cost $414,253)			476,739

SHORT-TERM INVESTMENTS	5.7%
MONEY MARKET MUTUAL FUNDS — 5.7%
Fidelity Money Market Portfolio — Institutional Shares (Seven-day effective yield 0.090%)		28,751,604	28,752

Total Short-Term Investments (Identified Cost $28,752)			28,752

Total Investments, before Securities Sold Short — 100.9% (Identified Cost $443,005)			505,491

SECURITIES SOLD SHORT — (1.0)%
COMMON STOCKS — (1.0)%
CONSUMER DISCRETIONARY — (0.5)%
Mattel, Inc.		62,000	(2,595)

			(2,595)

INFORMATION TECHNOLOGY — (0.5)%
Analog Devices, Inc.		56,000	(2,635)

			(2,635)

Total Securities Sold Short (Proceeds $5,243)			(5,230)

Total Investments, Net of Securities Sold Short (Identified Cost $437,762) — 99.9%			500,261 (1)
Other Assets and Liabilities, Net — 0.1%			635

Net Assets — 100.0%			$500,896

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 3 Federal Income Tax Information in the Notes to Schedules of Investments and Securities Sold Short.
(2)	Non-income producing.
(3)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(4)	All or portion of securities segregated as collateral for securities sold short.

See notes to schedule of investments and securities sold short

($ reported in thousands)

Country Weightings†
United States	95%
Australia	2%
Bermuda	1%
France	1%
Singapore	1%

Total	100%

†	% of total investments as of September 30, 2013

The following table provides a summary of inputs used to value the Fund’s net assets as of September 30, 2013 (See Security Valuation Note 1A in the Notes to Schedule of Investments and Securities Sold Short.):

	Total Value at September 30, 2013	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
U.S. Government Securities	$106,693	$—	$106,693
Foreign Government Securities	15,357	—	15,357
Corporate Bonds	10,393	—	10,393
Equity Securities:
Common Stocks	340,105	340,105	—
Closed End Funds	4,191	4,191	—
Short-Term Investments	28,752	28,752	—

Total Investments before Securities Sold Short	$505,491	$373,048	$132,443

Liabilities:
Securities Sold Short	(5,230)	(5,230)	—

There are no Level 3 (significant unobservable input) priced securities.

See notes to schedule of investments and securities sold short

THE ZWEIG TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

September 30, 2013

(Unaudited)

(Reported in thousands except for the per share amounts)

	Total Net Assets		Net Asset Value per share
Beginning of period: December 31, 2012		$492,209		$14.08
Net investment income*	8,361		0.24
Net realized and unrealized loss on investments	37,109		1.06
Dividends from net investment income and distributions from net long-term and short-term capital gains**	(26,295)		(0.76)
Capital shares transactions — Common shares repurchased	(10,488)		0.04

Net increase (decrease) in net assets/net asset value		8,687		0.58

End of period: September 30, 2013		$500,896		$14.66

*	Computed using average shares outstanding.
**	Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of September 30, 2013, we estimate 32% of the distributions will represent net investment income, 1% will represent short-term gain, and 67% will represent long-term gains. Also refer to the inside front cover for information on the Managed Distribution Plan.

See notes to schedule of investments and securities sold short

THE ZWEIG TOTAL RETURN FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

September 30, 2013

(Unaudited)

NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.  Security Valuation:

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors. All internally fair valued securities are approved by a Valuation Committee appointed by the Board. The Valuation Committee is comprised of the treasurer, assistant treasurer, secretary and chief compliance officer for the Fund. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Internal fair valuations are ratified by the Board of Directors at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the New York Stock Exchange (NYSE)) that may impact the value of securities traded in these foreign markets.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore dealer supplied prices are utilized representing indicative bids based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments are valued based on inputs observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the NYSE (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.  Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.  Foreign Currency Translation:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

D.  Derivative Financial Instruments:

Disclosures on derivatives instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write listed covered and uncovered put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or market sector advance. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options contracts to hedge against changes in the values of equities or for yield enhancement.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value before written options” on the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in unrealized appreciation/(depreciation) on investments on the Statement of Operations. Changes in value of written options is included in unrealized appreciation/(depreciation) on written options on the Statement of Operations.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain/(loss) on investment transactions on the Statement of Operations. Gain or loss on written options is presented separately as net realized gain/(loss) on written options transactions on the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

At September 30, 2013, there were no open options contracts.

E.  Short Sales:

($ reported in thousands)

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. Dividends on short sales are recorded as an expense to the Fund on ex-dividend date. At September 30, 2013 the value of securities sold short amounted to $5,230 against which collateral of $38,668 was held. The collateral includes the deposits with broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

NOTE 2 — INDEMNIFICATIONS

Under the Fund’s organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 3 — CREDIT RISK AND ASSET CONCENTRATIONS

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At September 30, 2013, the Fund held 21% of its total investments in U.S. Government securities.

NOTE 4 — FEDERAL INCOME TAX INFORMATION

($ reported in thousands)

At September 30, 2013, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$443,635	$65,655	$(3,799)	$61,856
Securities Sold Short	(5,243)	13	—	13

NOTE 5 — RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The ASU requires enhanced disclosures separately for assets and liabilities related to financial and derivatives instruments when there exists a right to setoff or when they are subject to enforceable master netting arrangements or similar agreements. The Fund adopted the disclosure provisions on offsetting during the current reporting period and determined that there is no impact as of the period ended September 30, 2013.

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued ASU 2013-08 guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

NOTE 6 — SUBSEQUENT EVENT EVALUATIONS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events that require recognition or disclosure in these financial statements.

KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-272-2700. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.